                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                       587,312.67
           Available Funds:
                     Contract Payments due and received in this period                                            4,835,221.04
                     Contract Payments due in prior period(s) and received in this period                           312,349.24
                     Contract Payments received in this period for next period                                      158,046.03
                     Sales, Use and Property Tax, Maintenance, Late Charges                                         150,917.94
                     Prepayment Amounts related to early termination in this period                                 104,579.97
                     Servicer Advance                                                                               524,087.66
                     Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
                     Transfer from Reserve Account                                                                   14,160.39
                     Interest earned on Collection Account                                                           22,619.52
                     Interest earned on Affiliated Account                                                            1,807.92
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                       Section 5.03                                                                                       0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                       contract < Predecessor contract)                                                                   0.00
                     Amounts paid under insurance policies                                                                0.00
                     Any other amounts                                                                                    0.00

                                                                                                                 -------------
           Total Available Funds                                                                                  6,711,102.38
           Less: Amounts to be Retained in Collection Account                                                       481,975.16
                                                                                                                 -------------
           AMOUNT TO BE DISTRIBUTED                                                                               6,229,127.22
                                                                                                                 =============


           DISTRIBUTION OF FUNDS:
                     1. To Trustee - Fees                                                                                 0.00
                     2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                  312,349.24
                     3. To Noteholders (For Servicer Report immediately following the Final
                          Additional Closing Date)

                               a) Class A1 Principal and Interest                                                         0.00
                               a) Class A2 Principal (distributed after A1 Note matures) and Interest             3,940,214.03
                               a) Class A3 Principal (distributed after A2 Note matures) and Interest               370,516.12
                               a) Class A4 Principal (distributed after A3 Note matures) and Interest               595,956.85
                               b) Class B Principal and Interest                                                     84,532.99
                               c) Class C Principal and Interest                                                    170,063.61
                               d) Class D Principal and Interest                                                    116,240.46
                               e) Class E Principal and Interest                                                    157,380.91

                     4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                           0.00
                     5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                               a) Residual Interest (Provided no Restricting or Amortization Event in effect)        80,366.96
                               b) Residual Principal (Provided no Restricting or Amortization Event in effect)      128,353.88
                               c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                    in effect)                                                                       14,160.39
                     6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                          Other Amounts                                                                             175,345.38
                     7. To Servicer, Servicing Fee and other Servicing Compensations                                 83,646.40
                                                                                                                 -------------
           TOTAL FUNDS DISTRIBUTED                                                                                6,229,127.22
                                                                                                                 =============

                                                                                                                 -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
             Event Funds (if any)}                                                                                  481,975.16
                                                                                                                 =============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                $2,702,437.25
            - Add Investment Earnings                                                                                14,160.39
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
            - Less Distribution to Certificate Account                                                               14,160.39
                                                                                                                 -------------
End of period balance                                                                                            $2,702,437.25
                                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,702,437.25
                                                                                                                 =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                           154,242,473.01
                          Pool B                                            42,047,257.57
                                                            ------------------------------
                                                                                                               196,289,730.58
Class A Overdue Interest, if any                                                     0.00
Class A Monthly Interest - Pool A                                              897,089.06
Class A Monthly Interest - Pool B                                              244,550.89

Class A Overdue Principal, if any                                                    0.00
Class A Monthly Principal - Pool A                                           2,814,667.54
Class A Monthly Principal - Pool B                                             950,379.51
                                                            ------------------------------
                                                                                                                 3,765,047.05
Ending Principal Balance of the Class A Notes
                          Pool A                                           151,427,805.47
                          Pool B                                            41,096,878.06
                                                            ------------------------------
                                                                                                   ---------------------------
                                                                                                               192,524,683.53
                                                                                                   ===========================

------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $237,814,000                   Original Face $237,814,000                               Balance Factor
$ 4.800558                                   $ 15.831898                                                      80.955992%
------------------------------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                       0.00
                          Class A2                                              32,140,730.58
                          Class A3                                              65,098,000.00
                          Class A4                                              99,051,000.00

                                                                ------------------------------

Class A Monthly Interest                                                                                           196,289,730.58
                          Class A1 (Actual Number Days/360)                              0.00
                          Class A2                                                 175,166.98
                          Class A3                                                 370,516.12
                          Class A4                                                 595,956.85

                                                                ------------------------------

Class A Monthly Principal
                          Class A1                                                       0.00
                          Class A2                                               3,765,047.05
                          Class A3                                                       0.00
                          Class A4                                                       0.00

                                                                ------------------------------
                                                                                                                     3,765,047.05
Ending Principal Balance of the Class A Notes
                          Class A1                                                       0.00
                          Class A2                                              28,375,683.53
                          Class A3                                              65,098,000.00
                          Class A4                                              99,051,000.00

                                                                ------------------------------
                                                                                                       ---------------------------
                                                                                                                   192,524,683.53
                                                                                                       ===========================

Class A2
------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                     Principal Paid Per $1,000                                Ending Principal
Original Face $42,182,000                    Original Face $42,182,000                                Balance Factor
$ 4.152648                                   $89.257196                                                      67.269649%
------------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                  2,629,408.19
                                          Pool B                                    716,791.76
                                                                -------------------------------
                                                                                                                       3,346,199.95

           Class B Overdue Interest, if any                                               0.00
           Class B Monthly Interest - Pool A                                         15,995.57
           Class B Monthly Interest - Pool B                                          4,360.48
           Class B Overdue Principal, if any                                              0.00
           Class B Monthly Principal - Pool A                                        47,977.29
           Class B Monthly Principal - Pool B                                        16,199.65
                                                                -------------------------------
                                                                                                                          64,176.94
           Ending Principal Balance of the Class B Notes
                                          Pool A                                  2,581,430.90
                                          Pool B                                    700,592.11
                                                                -------------------------------
                                                                                                       -----------------------------
                                                                                                                       3,282,023.01
                                                                                                       =============================

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,054,000                 Original Face $4,054,000                         Balance Factor
           $ 5.021226                               $                   15.830523                           80.957647%
           ------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                  5,258,035.37
                                          Pool B                                  1,433,364.54
                                                                -------------------------------
                                                                                                                       6,691,399.91

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         32,775.09
           Class C Monthly Interest - Pool B                                          8,934.64
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                        95,954.58
           Class C Monthly Principal - Pool B                                        32,399.30
                                                                -------------------------------
                                                                                                                         128,353.88
           Ending Principal Balance of the Class C Notes
                                          Pool A                                  5,162,080.79
                                          Pool B                                  1,400,965.24
                                                                -------------------------------
                                                                                                       -----------------------------
                                                                                                                       6,563,046.03
                                                                                                       =============================

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $8,107,000                 Original Face $8,107,000                         Balance Factor
           $ 5.144903                               $                   15.832476                           80.955298%
           ------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                  3,505,617.25
                                          Pool B                                    955,649.36
                                                                -------------------------------
                                                                                                                       4,461,266.61

           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                         24,101.12
           Class D Monthly Interest - Pool B                                          6,570.09
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        63,969.72
           Class D Monthly Principal - Pool B                                        21,599.53
                                                                -------------------------------
                                                                                                                          85,569.25
           Ending Principal Balance of the Class D Notes
                                          Pool A                                  3,441,647.53
                                          Pool B                                    934,049.83
                                                                -------------------------------
                                                                                                       -----------------------------
                                                                                                                       4,375,697.36
                                                                                                       =============================

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $5,405,000                 Original Face $5,405,000                         Balance Factor
           $ 5.674599                               $                   15.831499                           80.956473%
           ------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                  4,381,826.32
                                          Pool B                                  1,194,506.94
                                                                -------------------------------
                                                                                                                       5,576,333.26

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         39,619.01
           Class E Monthly Interest - Pool B                                         10,800.33
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                        79,962.15
           Class E Monthly Principal - Pool B                                        26,999.42
                                                                -------------------------------
                                                                                                                         106,961.57
           Ending Principal Balance of the Class E Notes
                                          Pool A                                  4,301,864.17
                                          Pool B                                  1,167,507.52
                                                                -------------------------------
                                                                                                       -----------------------------
                                                                                                                       5,469,371.69
                                                                                                       =============================

           ------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $6,756,000                 Original Face $6,756,000                         Balance Factor
           $ 7.462898                               $                   15.832086                           80.955768%
           ------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                          5,258,601.37
                                          Pool B                          1,433,523.24
                                                                -----------------------
                                                                                                                       6,692,124.61

           Residual Interest - Pool A                                        63,160.26
           Residual Interest - Pool B                                        17,206.70
           Residual Principal - Pool A                                       95,954.58
           Residual Principal - Pool B                                       32,399.30
                                                                -----------------------
                                                                                                                         128,353.88
           Ending Residual Principal Balance
                                          Pool A                          5,162,646.79
                                          Pool B                          1,401,123.94
                                                                -----------------------
                                                                                                            ------------------------
                                                                                                                       6,563,770.73
                                                                                                            ========================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                              83,646.40
            - Servicer Advances reimbursement                                                                            312,349.24
            - Tax, Maintenance, Late Charges, Bank Interest
                and other amounts                                                                                        175,345.38
                                                                                                            ------------------------
           Total amounts due to Servicer                                                                                 571,341.02
                                                                                                            ========================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the beginning of the related Collection Period                                                   175,275,961.50

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         3,198,485.84

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the ending of the related Collection Period                                                      --------------
                                                                                                                      172,077,475.66
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                 3,094,580.74

                   - Principal portion of Prepayment Amounts                                         103,905.10

                   - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                         0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted Contracts during the Collection Period                                     0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added
                      during Collection Period                                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                      withdrawn during Collection Period                                                   0.00

                                                                                                 --------------
                               Total Decline in Aggregate Discounted Contract Balance              3,198,485.84
                                                                                                 ==============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
                  at the beginning of the related Collection Period                                                    47,781,093.38

               Aggregate Discounted Contract Balance of Additional Contracts acquired
                  during Collection Period                                                                                      0.00

               Decline in Aggregate Discounted Contract Balance                                                         1,079,976.72

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                              --------------
                  at the ending of the related Collection Period                                                       46,701,116.66
                                                                                                                      ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances               1,079,976.72

                   - Principal portion of Prepayment Amounts                                             0.00

                   - Principal portion of Contracts repurchased under Indenture Agreement
                      Section 4.02                                                                       0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become
                      Defaulted Contracts during the Collection Period                                   0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added
                      during Collection Period                                                           0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                      withdrawn during Collection Period                                                 0.00

                                                                                               --------------
                               Total Decline in Aggregate Discounted Contract Balance            1,079,976.72
                                                                                               ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     218,778,592.32
                                                                                                                      ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

             POOL A                                                                                           Predecessor
                                                            Discounted                    Predecessor         Discounted
             Lease #          Lessee Name                   Present Value                 Lease #             Present Value
             -------          -----------                   -------------                 -------             -------------
                              NONE



                                                            -------------                                     -------------
                                                  Totals:           $0.00                                             $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
             b) ADCB OF POOL A AT CLOSING DATE                                                              $211,061,551.13
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES               NO     X

             POOL B                                                                                           Predecessor
                                                            Discounted                    Predecessor         Discounted
             Lease #          Lessee Name                   Present Value                 Lease #             Present Value
             -------          -----------                   -------------                 -------             -------------
                              NONE



                                                            -------------                                     -------------
                                                     Totals:        $0.00                                             $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                          $59,182,173.57
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES              NO     X

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


             POOL A - NON-PERFORMING                                                                          Predecessor
                                                            Discounted                    Predecessor         Discounted
             Lease #          Lessee Name                   Present Value                 Lease #             Present Value
             -------          -----------                   -------------                 -------             -------------
                              NONE



                                                            -------------                                     -------------
                                                  Totals:           $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                             $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES              NO     X

             POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                            Discounted                    Predecessor         Discounted
             Lease #          Lessee Name                   Present Value                 Lease #             Present Value
             -------          -----------                   -------------                 -------             -------------
                              NONE



                                                            -------------                                     -------------
                                                  Totals:           $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                              $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES               NO     X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS
         This Month                                        487,229.58
         1 Month Prior                                     574,840.46
         2 Months Prior                                    653,418.41

         Total                                           1,715,488.45

         a) 3 MONTH AVERAGE                                571,829.48

         c) a/b                                                  0.26%

         TOTAL OUTSTANDING CONTRACTS
         This Month                                    218,778,592.32
         1 Month Prior                                 223,057,054.88
         2 Months Prior                                227,967,284.98

         Total                                         669,802,932.18

         b) 3 MONTH AVERAGE                            223,267,644.06

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes                  No             X
                                                                                    -----------------       -----------------
3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                  Yes                  No             X
                                                                                    -----------------       -----------------
         B. An Indenture Event of Default has occurred and is then continuing?  Yes                  No             X
                                                                                    -----------------       -----------------

4.       Has a Servicer Event of Default occurred?                              Yes                  No             X
                                                                                    -----------------       -----------------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                       Yes                  No             X
                                                                                    -----------------       -----------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                 Yes                  No             X
                                                                                    -----------------       -----------------
         C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?  Yes                  No             X
                                                                                    -----------------       -----------------

6.       Aggregate Discounted Contract Balance at Closing Date                  Balance $270,243,724.70

         DELINQUENT LEASE SUMMARY

                               Days Past Due                                    Current Pool Balance               # Leases
                               -------------                                    --------------------               --------
                                     31 - 60                                            7,502,773.35                     36
                                     61 - 90                                            3,581,096.13                     11
                                    91 - 180                                              487,229.58                      6

         Approved By:
         Lisa J. Cruikshank
         Vice President